SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X ]    Preliminary Proxy Statement
[  ]    Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ [X] ] Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      FEDERATED AMERICAN LEADERS FUND, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[ X ]   No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[  ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

        Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------

                               FEDERATED AMERICAN LEADERS FUND, INC.

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

     Federated American Leaders Fund, Inc. will hold an annual meeting of shareholders on March 26, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?

     The proposals include the election of Directors, ratification of independent auditors, and changes to the Fund's fundamental investment policies.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF DIRECTORS?

     The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved only for shareholders.

     Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

     The Proxy Statement includes a brief description of each nominee's history and current position with the Fund, if applicable.

WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS?

     The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Fund and its investors.

     The Board of Directors approved the selection of Arthur Andersen LLP, long-time auditors of the Fund, for the current fiscal year and believes that the continued employment of this firm is in the Fund's best interests.

WHY ARE THE FUND'S "FUNDAMENTAL POLICIES" BEING CHANGED OR REMOVED?

     Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

     In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Fund's operations.

     By reducing the number of "fundamental policies," the Fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o remove fundamental policies that are no longer required by the securities laws of individual states.

     Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Fund and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Fund's adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

     As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Fund's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

HOW DO I VOTE MY SHARES?

     You may vote in person at the annual meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

     You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. If you choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

  After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.


                      FEDERATED AMERICAN LEADERS FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MARCH 26, 1999

     An annual meeting of the shareholders of Federated American Leaders Fund, Inc. (the "Fund")["FUND")] will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on March 26, 1999 to consider proposals:

     (1)  To elect seven Directors.

     (2)  To ratify the selection of the Fund's independent public accountants.

     (3)  To make changes to the Fund's fundamental investment policies:

          (a) To amend the Fund's fundamental investment policy on diversification of its investments;

          (b) To make non-fundamental, and to amend, the Fund's [FUNDAMENTAL INVESTMENT] policy regarding investing in restricted securities;

          (c) To amend the Fund's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding;

          (d) To make non-fundamental, and to amend, the Fund's fundamental investment policy to permit the Fund to invest in the securities of other investment companies;

          (e) To make non-fundamental the Fund's fundamental investment policy prohibiting investment in securities to exercise control of an issuer;

          (f) To make non-fundamental the Fund's fundamental investment policy regarding the description of "The["THE] Leaders List;"["] and

          (g) To amend the Fund's fundamental investment policy regarding investment in real estate.

     (4)  To eliminate certain of the Fund's fundamental investment policies:

          (a) To remove the Fund's fundamental investment policy on investing in new issuers; and

          (b) To remove the Fund's fundamental investment policy on investing in issuers whose securities are owned by Officers and Directors of the Fund.

     To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed January 12, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary

January 25, 1999

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE ANNUAL MEETING..........................[4]

ELECTION OF SEVEN DIRECTORS..................................................[4]

[** 1] ABOUT THE ELECTION OF DIRECTORS.......................................[5]

[** 2] DIRECTORS STANDING FOR ELECTION.......................................[5]

[** 3] NOMINEES NOT PRESENTLY SERVING AS DIRECTORS...........................[6]

RATIFICATION OF THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS..........[7]

APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT
   POLICIES..................................................................[7]

APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF CERTAIN FUNDAMENTAL
     INVESTMENT POLICIES                                                   [12]

INFORMATION ABOUT THE FUND..................................................[13]

PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING............................[13]

* 1 MOVED FROM HERE; TEXT NOT SHOWN

* 2 MOVED FROM HERE; TEXT NOT SHOWN

* 3 MOVED FROM HERE; TEXT NOT SHOWN

PREVIOUSLY ELECTED DIRECTORS

SHARE OWNERSHIP OF THE DIRECTORS............................................[14]

DIRECTOR COMPENSATION.......................................................[15]

OFFICERS OF THE FUND........................................................[16]

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.................[17



                                 PROXY STATEMENT

                      FEDERATED AMERICAN LEADERS FUND, INC.

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE ANNUAL MEETING

     The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board"["BOARD"] or "Directors")["DIRECTORS")]. The proxies will be voted at the annual meeting of shareholders of the Fund to be held on March 26, 1999 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such annual meeting and any adjournment or postponement thereof are referred to as the "Annual Meeting")["ANNUAL MEETING")].

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     At its meeting on November 17, 1998, the Board reviewed the investment policies of the Fund and approved changes to them subject to shareholder approval. The purposes of the Annual Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Annual Meeting. Should other business properly be brought before the Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement [PROXY STATEMENT] and the enclosed proxy card are expected to be mailed on or about January 25, 1999, to shareholders of record at the close of business on January 12, 1999 (the "Record Date")["RECORD DATE")]. On the Record Date, the Fund had outstanding _________[142,778,163.276] shares of common stock.

     The Fund's annual report, which includes audited financial statements for the fiscal year ended March 31, 1998, was previously mailed to shareholders. Requests for a semi-annual report which contains unaudited financial statements for the period ended September 30, 1998, may be made in writing to the Fund's principal executive offices, which are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

                    PROPOSAL #1: ELECTION OF SEVEN DIRECTORS

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., John F. Cunningham, Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees")["NOMINEES")] as Directors of the Fund. Messrs. Bigley, Conroy, Madden and Murray are presently serving as Directors. If elected by shareholders, Messrs. Cunningham, Mansfield and Walsh will [ARE EXPECTED TO] assume their responsibilities as Directors effective April 1, 1999. Please see "Information about the Fund"["ABOUT THE ELECTION OF DIRECTORS" BELOW] for current information about the Nominees.

     Messrs. Conroy and Madden were appointed Directors on August 21, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Bigley and Murray were appointed Directors on November 15, 1994, and February 14, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. [MESSRS. CUNNINGHAM, MANSFIELD AND WALSH ARE BEING PROPOSED FOR ELECTION AS DIRECTORS TO FILL VACANCIES ANTICIPATED TO RESULT FROM THE RESIGNATION OF THREE CURRENT DIRECTORS. THE ANTICIPATED RESIGNATIONS WILL NOT OCCUR IF MESSRS. CUNNINGHAM, MANSFIELD AND WALSH ARE NOT ELECTED AS DIRECTORS.]

     All Nominees have consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by a plurality of the votes cast by shareholders of the Fund at the Annual Meeting. The seven individuals receiving the greatest number of votes at the Annual Meeting will be deemed to be elected Directors.

     If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Annual Meeting. Any such substitute candidate for election as a Director who is an "interested person"["INTERESTED PERSON"] (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"))["1940 ACT"))] of the Fund shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an "interested person"["INTERESTED PERSON"] shall be made by a majority of the Directors who are not "interested persons"["INTERESTED PERSONS"] of the Fund.

     The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

           THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO

            ELECT THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                                   OF THE FUND



PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     THE 1940 ACT REQUIRES THAT THE FUNDS INDEPENDENT PUBLIC ACCOUNTANTS BE SELECTED BY THE BOARD, INCLUDING A MAJORITY OF THOSE BOARD MEMBERS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, AND THAT THE EMPLOYMENT OF SUCH INDEPENDENT PUBLIC ACCOUNTANTS BE CONDITIONED ON THE RIGHT OF THE FUND, BY VOTE OF A MAJORITY OF ITS OUTSTANDING SECURITIES AT ANY MEETING CALLED FOR THAT PURPOSE, TO TERMINATE SUCH EMPLOYMENT FORTHWITH WITHOUT PENALTY. THE BOARD OF THE FUND, INCLUDING A MAJORITY OF ITS MEMBERS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, APPROVED THE SELECTION OF ARTHUR ANDERSEN LLP (THE "AUDITORS") FOR THE CURRENT FISCAL YEAR AT A BOARD MEETING HELD ON MAY 12, 1998.

* 4 MOVED FROM HERE; TEXT NOT SHOWN

* 5 MOVED FROM HERE; TEXT NOT SHOWN

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERSVOTE FOR THE PROPOSAL

PROPOSAL #3: APPROVAL OF CHANGES TO THE FUNDS

FUNDAMENTAL INVESTMENT POLICIES

* 6 MOVED FROM HERE; TEXT NOT SHOWN

THE PROPOSED AMENDMENTS WOULD:

* 7 MOVED FROM HERE; TEXT NOT SHOWN

* 8 MOVED FROM HERE; TEXT NOT SHOWN

* 9 MOVED FROM HERE; TEXT NOT SHOWN

* 10 MOVED FROM HERE; TEXT NOT SHOWN

PROPOSAL #3(A): TO AMEND THE FUNDS FUNDAMENTAL INVESTMENT POLICY ON

DIVERSIFICATION OF ITS INVESTMENTS

* 11 MOVED FROM HERE; TEXT NOT SHOWN

* 12 MOVED FROM HERE; TEXT NOT SHOWN

* 13 MOVED FROM HERE; TEXT NOT SHOWN

* 14 MOVED FROM HERE; TEXT NOT SHOWN

* 15 MOVED FROM HERE; TEXT NOT SHOWN

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

     PROPOSAL #3(B): TO MAKE NON-FUNDAMENTAL AND TO AMEND THE FUNDS POLICY GOVERNING INVESTMENTS IN RESTRICTED SECURITIES

* 16 MOVED FROM HERE; TEXT NOT SHOWN

* 17 MOVED FROM HERE; TEXT NOT SHOWN

* 18 MOVED FROM HERE; TEXT NOT SHOWN

* 19 MOVED FROM HERE; TEXT NOT SHOWN

* 20 MOVED FROM HERE; TEXT NOT SHOWN

     "THE FUND MAY INVEST IN RESTRICTED SECURITIES. RESTRICTED SECURITIES ARE ANY SECURITIES IN WHICH THE FUND MAY INVEST PURSUANT TO ITS INVESTMENT OBJECTIVE AND POLICIES BUT WHICH ARE SUBJECT TO RESTRICTIONS ON RESALE UNDER FEDERAL SECURITIES LAW. UNDER CRITERIA ESTABLISHED BY THE DIRECTORS CERTAIN RESTRICTED SECURITIES ARE DETERMINED TO BE LIQUID. TO THE EXTENT THAT RESTRICTED SECURITIES ARE NOT DETERMINED TO BE LIQUID THE FUND WILL LIMIT THEIR PURCHASE, TOGETHER WITH OTHER ILLIQUID SECURITIES, TO 15% OF ITS NET ASSETS."

* 21 MOVED FROM HERE; TEXT NOT SHOWN

* 22 MOVED FROM HERE; TEXT NOT SHOWN

* 23 MOVED FROM HERE; TEXT NOT SHOWN

THE FUNDS CURRENT INVESTMENT POLICY ON BORROWING STATES THAT:

     "THE FUND WILL NOT BORROW MONEY EXCEPT AS A TEMPORARY MEASURE FOR EXTRAORDINARY OR EMERGENCY PURPOSES AND THEN ONLY IN AMOUNTS NOT IN EXCESS OF 5% OF THE VALUE OF ITS TOTAL ASSETS. IN ADDITION, THE FUND MAY ENTER INTO REVERSE REPURCHASE AGREEMENTS AND OTHERWISE BORROW UP TO ONE-THIRD OF THE VALUE OF ITS TOTAL ASSETS, INCLUDING THE AMOUNT BORROWED, IN ORDER TO MEET REDEMPTION REQUESTS WITHOUT IMMEDIATELY SELLING PORTFOLIO INSTRUMENTS...INTEREST PAID ON BORROWED FUNDS WILL NOT BE AVAILABLE FOR INVESTMENT AND WILL REDUCE NET INCOME. THE FUND WILL LIQUIDATE ANY SUCH BORROWINGS AS SOON AS POSSIBLE AND MAY NOT PURCHASE ANY PORTFOLIO SECURITIES WHILE THE BORROWINGS ARE OUTSTANDING. HOWEVER, DURING THE PERIOD ANY REVERSE REPURCHASE AGREEMENTS ARE OUTSTANDING, BUT ONLY TO THE EXTENT NECESSARY TO ASSURE COMPLETION OF THE REVERSE REPURCHASE AGREEMENTS, THE FUND WILL RESTRICT THE PURCHASE OF PORTFOLIO INVESTMENTS TO MONEY MARKET INSTRUMENTS MATURING ON OR BEFORE THE EXPIRATION DATE OF THE REVERSE REPURCHASE AGREEMENTS."

* 24 MOVED FROM HERE; TEXT NOT SHOWN

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERSVOTE FOR THE PROPOSAL

* 25 MOVED FROM HERE; TEXT NOT SHOWN

* 26 MOVED FROM HERE; TEXT NOT SHOWN

* 27 MOVED FROM HERE; TEXT NOT SHOWN

     THE MONEY MARKET FUNDS IN WHICH THE FUND PLANS TO INVEST PAY AN ADVISORY FEE. HOWEVER, THE FUNDS INVESTMENT ADVISER AND THE DIRECTORS BELIEVE THAT THE BENEFITS DERIVED FROM HAVING THE CASH INVESTED OUTWEIGH ANY REDUCTION IN THE AMOUNT EARNED AS A RESULT OF SUCH A FEE. THE ABILITY TO PURCHASE SHARES OF MONEY MARKET FUNDS WOULD BE BENEFICIAL BECAUSE IT WOULD PROVIDE THE FUND WITH ADDITIONAL INVESTMENT OPPORTUNITIES LATE IN EACH BUSINESS DAY, WHEN OPPORTUNITIES TO ACQUIRE MONEY MARKET INSTRUMENTS ARE LIMITED. OTHERWISE, THE FUND WOULD BE FORCED TO HOLD SOME OF ITS CASH UNINVESTED, RESULTING IN LITTLE OR NO INVESTMENT INCOME.

* 28 MOVED FROM HERE; TEXT NOT SHOWN

(A) "INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

* 29 MOVED FROM HERE; TEXT NOT SHOWN

(B) "INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

* 30 MOVED FROM HERE; TEXT NOT SHOWN

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

* 31 MOVED FROM HERE; TEXT NOT SHOWN

* 32 MOVED FROM HERE; TEXT NOT SHOWN

* 33 MOVED FROM HERE; TEXT NOT SHOWN

* 34 MOVED FROM HERE; TEXT NOT SHOWN

* 35 MOVED FROM HERE; TEXT NOT SHOWN

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

     PROPOSAL #3(F): TO MAKE NON-FUNDAMENTAL THE FUNDS POLICY REGARDING THE DESCRIPTION OF "THE LEADERS LIST"

* 36 MOVED FROM HERE; TEXT NOT SHOWN

* 37 MOVED FROM HERE; TEXT NOT SHOWN

THE BOARD OF DIRECTORS RECOMMENDS THATSHAREHOLDERS APPROVE THE PROPOSAL

* 38 MOVED FROM HERE; TEXT NOT SHOWN

* 39 MOVED FROM HERE; TEXT NOT SHOWN

* 40 MOVED FROM HERE; TEXT NOT SHOWN

* 41 MOVED FROM HERE; TEXT NOT SHOWN

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

PROPOSAL #4: REMOVAL OF CERTAIN OF THE FUNDS

FUNDAMENTAL INVESTMENT POLICIES

* 42 MOVED FROM HERE; TEXT NOT SHOWN

THE BOARD OF DIRECTORS RECOMMENDS THATSHAREHOLDERS APPROVE THE PROPOSAL

PROPOSAL #4(A): TO REMOVE THE FUNDS FUNDAMENTAL INVESTMENT POLICY ON

INVESTING IN NEW ISSUERS (UNSEASONED ISSUERS)

* 43 MOVED FROM HERE; TEXT NOT SHOWN

* 44 MOVED FROM HERE; TEXT NOT SHOWN

* 45 MOVED FROM HERE; TEXT NOT SHOWN

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

* 46 MOVED FROM HERE; TEXT NOT SHOWN

* 47 MOVED FROM HERE; TEXT NOT SHOWN

* 48 MOVED FROM HERE; TEXT NOT SHOWN

* 49 MOVED FROM HERE; TEXT NOT SHOWN

* 50 MOVED FROM HERE; TEXT NOT SHOWN

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSAL

INFORMATION ABOUT THE FUND

PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING

* 51 MOVED FROM HERE; TEXT NOT SHOWN

* 52 MOVED FROM HERE; TEXT NOT SHOWN

* 53 MOVED FROM HERE; TEXT NOT SHOWN

* 54 MOVED FROM HERE; TEXT NOT SHOWN

* 55 MOVED FROM HERE; TEXT NOT SHOWN

* 56 MOVED FROM HERE; TEXT NOT SHOWN

ABOUT THE ELECTION OF DIRECTORS

     When elected, the Directors will hold office during the lifetime of the Fund except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Fund. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

     Set forth below is a listing of: (i) Directors standing for election, [AND]
(ii) Nominees standing for election who are not presently serving as Directors, and (iii) Directors previously elected by shareholders, along with their addresses, birthdates, present positions with the Fund, if applicable, and principal occupations during the past five years:

DIRECTORS STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

     Chairman of the Board [DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; DIRECTOR AND MEMBER OF THE EXECUTIVE COMMITTEE], Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, [AND] Member of Executive Committee, University of Pittsburgh; Director or Trustee of theFunds.

JOHN T. CONROY, JR.

Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North

Naples, FL

Birthdate: June 23, 1937

Director

     [DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX;] President, Investment Properties Corporation; Senior Vice -President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

PETER E. MADDEN

One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

     Consultant; Former State [DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; FORMERLY,] Representative, Commonwealth of Massachusetts [GENERAL COURT]; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the

Funds.

JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

     [DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX;] President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of theFunds.

NOMINEES NOT PRESENTLY SERVING AS DIRECTORS

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

     Chairman, President and Chief Executive Officer, Cunningham & Co., Inc.(consulting organization to high technology and computer companies in the financial community); [; TRUSTEE ASSOCIATE, BOSTON COLLEGE;] Director, EMC Corporation[; FORMERLY, DIRECTOR, REDGATE COMMUNICATIONS].

CHARLES F. MANSFIELD, JR.

54 Pine Street [80 SOUTH ROAD]
Garden City, [WESTHAMPTON BEACH,] NY

Birthdate:  April 10, 1945

Management consultant.





JOHN S. WALSH
2007 Sherwood Drive
Valparaiso, IN
Birthdate:  November 28, 1957


     President [AND DIRECTOR], Heat Wagon, Inc.[; PRESIDENT AND DIRECTOR], Manufacturers Products, Inc.("MPI") and the[; PRESIDENT,] Portable Heater Parts[, A DIVISION OF MANUFACTURERS PRODUCTS, INC.; DIRECTOR, WALSH & KELLY,] division of MPI (engineering, manufacturing and distribution of portable, temporary heating equipment) (1996-present); Director, Walsh & Kelly, Inc., asphalt road construction business; formerly, Vice President, Walsh & Kelly, Inc. (1984-1996).


Previously Elected Directors


John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA
Birthdate: July 28, 1924
President and Director

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J.Christopher Donahue, Executive Vice President of the Fund.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate: July 4, 1918
Director

     Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds. [PRESIDENT, WALSH & KELLY, INC.]

     JAMES E. DOWD [PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        ]
        571 Hayward Mill Road

        Concord, MA

        Birthdate: May 18, 1922

        Director

        Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

        Lawrence D. Ellis, M.D.*

        3471 Fifth Avenue, Suite 1111

        Pittsburgh, PA

        Birthdate: October 11, 1932

        Director

     Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical CenterDowntown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

        Edward L. Flaherty, Jr.#

        Miller, Ament, Henny & Kochuba

        205 Ross Street

        Pittsburgh, PA

        Birthdate: June 18, 1924

        Director

     Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, EatN Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

        Wesley W. Posvar

        1202 Cathedral of Learning

        University of Pittsburgh

        Pittsburgh, PA

        Birthdate: September 14, 1925

        Director

     Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

        Marjorie P. Smuts

        4905 Bayard Street

        Pittsburgh, PA

        Birthdate: June 21, 1935

        Director

     Public Relations/Marketing/Conference Planning; Director or Trustee of the Funds.

     * This Director is deemed to be an "interested person" as defined in the 1940 Act.

     # Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board [THE 1940 ACT REQUIRES THAT THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS BE SELECTED BY THE BOARD, INCLUDING A MAJORITY OF THOSE BOARD MEMBERS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, AND SUBMITTED FOR RATIFICATION OR REJECTION AT THE NEXT SUCCEEDING METING OF SHAREHOLDERS. THE BOARD OF DIRECTORS OF THE FUND, INCLUDING A MAJORITY OF ITS MEMBERS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, APPROVED THE SELECTION OF ARTHUR ANDERSEN LLP (THE "AUDITORS") FOR THE CURRENT FISCAL YEAR AT A BOARD MEETING HELD ON MAY 12, 1998].

     [** 4] The selection by the Board of the Auditors as independent public accountants for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent public accountants and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Fund or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Fund's best interests.

     [** 5] Representatives of the Auditors are not expected to be present at the Annual Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting.

              [THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

       VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

                 PROPOSAL #3: APPROVAL OF CHANGES TO THE FUND'S

                        FUNDAMENTAL INVESTMENT POLICIES]

     [** 6] The 1940 Act requires investment companies such as the Fund to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies."["FUNDAMENTAL POLICIES."] Certain of the Fund's fundamental policies had been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Directors have authorized the submission to the Fund's shareholders for their approval, and recommend that shareholders approve, the removal, amendment and/or reclassification of certain of the Fund's fundamental policies.

        [THE PROPOSED AMENDMENTS WOULD:]

     [** 7] (i) simplify and modernize the fundamental policies that are required to be stated under the 1940 Act; ======

     [** 8] (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and ======

     [** 9] (iii) remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA")[("NSMIA")], dated October 11, 1996.

     [** 10] By reducing to a minimum those policies that can be changed only by shareholder vote, the Directors believe that the Fund would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The recommended changes are specified below. Each sub-item will be voted on separately, and the approval of any item will require the approval of a majority of the outstanding shares of the Fund. [VOTING SHARES OF THE FUND AS DEFINED IN THE 1940 ACT. (SEE "PROXIES, QUORUM AND VOTING AT THE ANNUAL Meeting" BELOW.)]

      [PROPOSAL #3(A): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON

                       DIVERSIFICATION OF ITS INVESTMENTS]

     [** 11] The Fund's current fundamental investment policy regarding diversification of its investments states:

     [** 12] "The["THE] Fund will not invest more than 5% of its total assets in the securities of any one issuer, except U.S. government securities, and will not purchase more than 10% of any class of voting securities of any one issuer."[ISSUER."]

     [** 13] In order to afford the Fund's investment adviser maximum flexibility in managing the Fund's assets, the Directors propose to amend the Fund's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. Such amendment would specifically: (i) add securities of other investment companies to the list of issuers which are excluded from the 5% limitation; and (ii) make clear that the diversification test is applied to 75% of the Fund's total assets, rather than 100% of its total assets.

     [** 14] Upon approval of the Fund's shareholders, the fundamental investment policy governing diversification will be amended to read as follows:

     [** 15] "With["WITH] respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer."[ISSUER."]

              [THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

             PROPOSAL #3(B): TO MAKE NON-FUNDAMENTAL, AND TO AMEND,

               THE FUND'S FUNDAMENTAL INVESTMENT POLICY GOVERNING

                      INVESTMENTS IN RESTRICTED SECURITIES]

     [** 16] The Fund's current fundamental investment policy regarding investing in restricted securities states:

     [** 17] "The["THE] Fund will not purchase restricted securities if immediately thereafter more than 15% of the net assets of the Fund, taken at market value, would ======= ====== be invested in such securities."[SECURITIES."] ==============

     [** 18] This policy was adopted because historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Fund, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Fund's portfolio must be "liquid"["LIQUID"] so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite LIQUID and can be purchased without jeopardizing the liquidity of the Fund's portfolio.

     [** 19] Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have the jurisdiction to impose such requirements. Furthermore, rules adopted by the U.S. Securities and Exchange Commission (the "SEC"["SEC"] or the "Commission")["COMMISSION")] have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Directors the ability to determine, under specific guidelines, that a security is liquid. The Directors may delegate this duty to the investment adviser provided the investment adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Directors.

     [** 20] The Fund's current policy prevents the Fund from acquiring a restricted security that may be viewed by the adviser as liquid. If this proposal is approved, the Fund will be able to invest to an unlimited extent in restricted securities as long as they meet the Directors' guidelines for liquidity and the Fund's operating policy on restricted securities would read substantially as follows:

     ["THE FUND MAY INVEST IN RESTRICTED SECURITIES. RESTRICTED SECURITIES ARE ANY SECURITIES THAT ARE SUBJECT TO RESTRICTIONS ON RESALE UNDER FEDERAL SECURITIES LAW. UNDER CRITERIA ESTABLISHED BY THE DIRECTORS CERTAIN RESTRICTED SECURITIES ARE DETERMINED TO BE LIQUID. TO THE EXTENT THAT RESTRICTED SECURITIES ARE NOT DETERMINED TO BE LIQUID THE FUND WILL LIMIT THEIR PURCHASE, TOGETHER WITH OTHER ILLIQUID SECURITIES, TO 15% OF ITS NET ASSETS."]

     [** 21] Under, the Fund's current policy on investing in illiquid securities, if a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 15% of the Fund's net assets.

     [** 22] If shareholders do not approve the removal of the policy on restricted securities, the Fund will continue to invest no more than 15% of the value of its net ======= assets in restricted securities of any kind.

              [THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                             VOTE FOR THE PROPOSAL]

    [** 23] PROPOSAL #3(C): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY

                  REGARDING BORROWING TO PERMIT THE PURCHASE OF

                   SECURITIES WHILE BORROWINGS ARE OUTSTANDING

        [THE FUND'S CURRENT INVESTMENT POLICY ON BORROWING STATES THAT:

     "THE FUND WILL NOT BORROW MONEY EXCEPT AS A TEMPORARY MEASURE FOR EXTRAORDINARY OR EMERGENCY PURPOSES AND THEN ONLY IN AMOUNTS NOT IN EXCESS OF 5% OF THE VALUE OF ITS TOTAL ASSETS. IN ADDITION, THE FUND MAY ENTER INTO REVERSE REPURCHASE AGREEMENTS AND OTHERWISE BORROW UP TO ONE-THIRD OF THE VALUE OF ITS TOTAL ASSETS, INCLUDING THE AMOUNT BORROWED, IN ORDER TO MEET REDEMPTION REQUESTS WITHOUT IMMEDIATELY SELLING PORTFOLIO INSTRUMENTS. THIS LATTER PRACTICE IS NOT FOR INVESTMENT LEVERAGE BUT SOLELY TO FACILITATE MANAGEMENT OF THE PORTFOLIO BY ENABLING THE FUND TO MEET REDEMPTION REQUESTS WHEN THE LIQUIDATION OF PORTFOLIO INSTRUMENTS WOULD BE INCONVENIENT OR DISADVANTAGEOUS.

     INTEREST PAID ON BORROWED FUNDS WILL NOT BE AVAILABLE FOR INVESTMENT AND WILL REDUCE NET INCOME. THE FUND WILL LIQUIDATE ANY SUCH BORROWINGS AS SOON AS POSSIBLE AND MAY NOT PURCHASE ANY PORTFOLIO SECURITIES WHILE THE BORROWINGS ARE OUTSTANDING. HOWEVER, DURING THE PERIOD ANY REVERSE REPURCHASE AGREEMENTS ARE OUTSTANDING, BUT ONLY TO THE EXTENT NECESSARY TO ASSURE COMPLETION OF THE REVERSE REPURCHASE AGREEMENTS, THE FUND WILL RESTRICT THE PURCHASE OF PORTFOLIO INVESTMENTS TO MONEY MARKET INSTRUMENTS MATURING ON OR BEFORE THE EXPIRATION DATE OF THE REVERSE REPURCHASE AGREEMENTS."]

     [** 24] The Fund's investment adviser has recommended that the Directors consider approving a revision to the fundamental investment policy that would permit the Fund to purchase securities while its borrowings are outstanding, as the adviser believes it unnecessarily constrains the Fund's investments. Any such purchases could not exceed 5% of the Fund's outstanding borrowings. Subject to shareholder approval, the investment policy will be revised to delete the phrase "The["THE] Fund...may not purchase any portfolio securities while the borrowings are outstanding."[OUTSTANDING."]

              [THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                             VOTE FOR THE PROPOSAL]

     [** 25] PROPOSAL #3(D): TO MAKE NON-FUNDAMENTAL[,] AND TO AMEND[,] THE FUND'S [FUNDAMENTAL INVESTMENT] POLICY TO PERMIT THE FUND TO INVEST IN THE SECURITIES OF OTHER

                              INVESTMENT COMPANIES

     [** 26] The Fund currently has a fundamental investment policy prohibiting the Fund's investment in securities issued by any other investment companies, except for purchases in the open market involving only customary brokerage commissions or as part of a merger or consolidation. The Fund's investment adviser believes, and the Board has concluded, that this prohibition unnecessarily limits the Fund's investments. Amending this policy would expand the investment opportunities available to the Fund by allowing the Fund to invest in other investment companies. Investments in other investment companies are limited under the 1940 Act. The 1940 Act limits [AND IN THE CASE OF THE FUND BY AN EXEMPTIVE ORDER ISSUED BY THE COMMISSION (THE "ORDER"). THE 1940 ACT AND THE ORDER LIMIT] both the portion of the Fund's assets that may be so invested in a particular fund, and the portion of such a fund that may be owned by the Fund. Normally, each investment company in which the Fund invests will have its own operating expenses, including advisory fees[; HOWEVER, THE FUND'S ADVISER WILL WAIVE THE PORTION OF ITS ADVISORY FEE ATTRIBUTABLE TO ASSETS INVESTED IN OTHER INVESTMENT COMPANIES]. It is expected that the [OTHER] duplicative expenses are justified by the benefit of having access to the markets in which such a fund invests, or in the investment techniques or advisers of such funds.

     [** 27] At the present time, the Board expects to utilize the authority provided by this proposal to invest the Fund's temporary cash reserves in shares of money market funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to an operating policy, the Directors believe that maximum flexibility will be afforded to the Fund to amend the policy as appropriate in the future without the burden and delay to the Fund and its shareholders of holding a special meeting.

     [THE ABILITY TO PURCHASE SHARES OF MONEY MARKET FUNDS WOULD BE BENEFICIAL BECAUSE IT WOULD PROVIDE THE FUND WITH ADDITIONAL INVESTMENT OPPORTUNITIES LATE IN EACH BUSINESS DAY, WHEN OPPORTUNITIES TO ACQUIRE MONEY MARKET INSTRUMENTS ARE LIMITED. OTHERWISE, THE FUND WOULD BE FORCED TO HOLD SOME OF ITS CASH UNINVESTED, RESULTING IN LITTLE OR NO INVESTMENT INCOME.]

     [** 28] If shareholders approve this item, the new operating policy will read as follows in: (a) the Prospectus, and (b) the Statement of Additional
Information: =======

        [(A)..."INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES]

     [** 29] The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies will be limited to shares of money market funds, including funds affiliated with the Fund's investment adviser."[ADVISER."]

        [(B)..."INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES]

     [** 30] The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash."[CASH."]

              [THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                             VOTE FOR THE PROPOSAL]

     [** 31] PROPOSAL #3(E): TO MAKE NON-FUNDAMENTAL THE PROHIBITION ON THE FUND'S INVESTMENTS IN SECURITIES TO EXERCISE CONTROL OF AN ISSUER

     [** 32] The Fund's current policy prohibits the acquisition of the securities of any issuer, including other investment companies, for the purpose of exercising control or management. The policy reads as follows:

     [** 33] "The["THE] Fund will not purchase securities of a company for the purpose of exercising control or management. However, the Fund may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. In addition, the Fund, other companies advised by the Fund's investment adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some such cases, the Fund and its affiliates might collectively be considered to be in control of such company. In some cases, the Directors and other persons associated with the Fund and its affiliates might possibly become directors of companies in which the Fund holds stock."[STOCK."]

     [** 34] "Control"["CONTROL"] is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

     [** 35] When the Fund adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since NSMIA, those requirements no longer apply. By making the policy a non-fundamental operating policy, the Directors will have maximum flexibility to make changes in the policy to benefit the Fund and its shareholders without the expense and delay of holding a shareholder meeting. [THIS WILL ENABLE THE FUND TO ENJOY THE BENEFITS OF THE ORDER THAT ALLOWS THE FUND TO INVEST IN AFFILIATED MONEY MARKET FUNDS UNDER LIMITED CIRCUMSTANCES.] When in the form of an operating policy, the policy would continue to prohibit the Fund from investing in an issuer for the purpose of exercising control. The Fund does not currently anticipate that it would employ investment techniques the objective of which will be to exercise control of the management of a company.

              [THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(F): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING THE DESCRIPTION OF "THE LEADERS LIST"]

     [** 36] The Fund pursues its investment objective by investing primarily in securities issued by companies selected from "The["THE] Leaders List." "The [LIST." "THE] Leaders List"[LIST"] is a trade name which represents a list of one hundred blue chip companies selected by the Fund's investment adviser on the basis of traditional fundamental research techniques and standards. In the opinion of the Fund's investment adviser, securities of these companies represent diversified and highly marketable investments. The Leaders List is subject to continuous review and modification. A number of standards and fundamental research factors are used in determining The Leaders List, which includes leading companies in their industries determined in terms of sales, earnings and/or market capitalizations.

     [** 37] As a fundamental investment policy, the Fund must invest at least 65% of its assets in a portfolio of securities issued by the one hundred companies contained in The Leaders List. The Fund's investment adviser believes that in the future this policy might unnecessarily limit the range of the Fund's permissible investments. For example, as currently stated, this policy would require the Fund to first obtain the affirmative vote of a majority of the Fund's shareholders if the Fund determined that it was desirable to change the policy to increase the number of issuers included in The Leaders List from one hundred to two hundred. While the Fund has no present intention of instituting this or any other change to its policy with respect to The Leaders List, it seeks the ability to make changes to this policy in the future without incurring the expense of holding a shareholder meeting. The Fund will continue to concentrate its investments in high quality companies, and the Fund's investment adviser will continue to make portfolio selections utilizing fundamental analysis, with emphasis on earning power, financial conditions and valuation.

                     [THE BOARD OF DIRECTORS RECOMMENDS THAT

                       SHAREHOLDERS APPROVE THE PROPOSAL]

     [** 38] PROPOSAL #3(G): TO AMEND THE FUND'S FUNDAMENTAL [INVESTMENT] POLICY REGARDING INVESTMENT IN REAL ESTATE

     [** 39] The Fund is currently subject to a fundamental investment policy that prohibits the Fund from investing in real estate. The present policy states that the Fund will not "...inveST["...INVest] in commodities, commodities contracts, or real estaTE."[ESTATe."] The Fund's investment adviser has informed the Board that, in pursuing the Fund's investment objective of growth of capital and income, the adviser would like the ability to purchase interests in real estate investment trusts and other securities that derive their value from real estate. Real estate investment trusts are companies, typically publicly traded, that own and manage a portfolio of real estate or mortgages in order to earn profits for their shareholders. Equity real estate investment trusts purchase or lease real estate and generate income primarily from rental income, and realize capital gains or losses from property that has appreciated or depreciated in value. Mortgage real estate investment trusts are interests in real estate mortgages and generate income from interest payments on mortgage loans. If approved by shareholders, the Fund would be permitted to purchase interests in real estate investment trusts and to invest in other securities that derive their value from real estate.

     [** 40] To permit such investments by the Fund, it is proposed that the following language be added to the present investment policy:

     [** 41] "["], provided, that the Fund may acquire securities of real estate investment trusts, and marketable securities of companies which may represent indirect interests in real estate, and any investment security which derives its value from real estate."[ESTATE."]

     [THERE ARE SEVERAL RISKS ASSOCIATED WITH REAL ESTATE INVESTMENT TRUSTS. THESE INCLUDE THE FACT THAT EQUITY AND MORTGAGE REAL ESTATE INVESTMENT TRUSTS ARE DEPENDENT UPON MANAGEMENT SKILL AND ARE NOT DIVERSIFIED, AND ARE, THEREFORE, SUBJECT TO THE RISK OF FINANCING SINGLE PROJECTS OR AN UNLIMITED NUMBER OF PROJECTS. THEY ARE ALSO SUBJECT TO HEAVY CASH FLOW DEPENDENCY, DEFAULTS BY BORROWERS, AND SELF-LIQUIDATION. ADDITIONALLY, EQUITY REAL ESTATE INVESTMENT TRUSTS MAY BE AFFECTED BY ANY CHANGES IN THE VALUE OF THE UNDERLYING PROPERTY OWNED BY THE TRUSTS, AND MORTGAGE REAL ESTATE INVESTMENT TRUSTS MAY BE AFFECTED BY THE QUALITY OF ANY CREDIT EXTENDED. IF APPROVED BY SHAREHOLDERS, THE FUND'S INVESTMENT ADVISER WILL SEEK TO MITIGATE THESE RISKS BY SELECTING REAL ESTATE INVESTMENT TRUSTS DIVERSIFIED BY SECTOR (SHOPPING MALLS, APARTMENT BUILDING COMPLEXES, AND HEALTH CARE FACILITIES) AND GEOGRAPHIC LOCATION.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                  PROPOSAL #4: REMOVAL OF CERTAIN OF THE FUND'S

                        FUNDAMENTAL INVESTMENT POLICIES]

     [** 42] The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Fund adopted the investment policies described below, and agreed that they would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Fund has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Fund by permitting the Fund to purchase a broader range of securities that are permitted investments and that are consistent with its investment objective and policies. The policies being removed are listed below. Each will be voted on separately, and the approval of each change will require the affirmative vote of a majority of the outstanding voting securities.

     [PROPOSAL #4(A): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON

                 INVESTING IN NEW ISSUERS (UNSEASONED ISSUERS)]

     [** 43] The Directors have determined that the Fund's current policy on investment in new issuers is unnecessary. New issuers are those issuers that are considered "unseasoned"["UNSEASONED"] because they have been in operation for less than three years. Therefore, the Directors are recommending that the following policy be deleted:

     [** 44] "The["THE] Fund will not invest more than 5% of its total assets in securities of issuers with a record of less than three years of continuous operation, including the operation of any predecessor."[PREDECESSOR."]

     [** 45] If approved, the Fund will be able to invest in unseasoned companies without limit.

              [THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                             VOTE FOR THE PROPOSAL]

     [** 46] PROPOSAL #4(B): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS

     [** 47] The Directors have determined that the Fund's current policy on investment in issuers whose securities are owned by Officers and Directors of the Fund is unnecessary and are recommending that it be removed by deleting the following:

     [** 48] "The["THE] Fund will not purchase or retain the securities of any issuer if the Officers and Directors of the Fund or its investment adviser, owning individually more than of 1% of the issuer's securities, together own more than 5% of the issuer's securities."[SECURITIES."]

     [** 49] This policy originated many years ago and was intended to prevent conflicts of interest in the management of mutual funds. Preventing conflicts of interest in Fund management is a critically important objective. Management believes that the Fund's Code of Ethics provides the best way to accomplish this goal. The Code of Ethics, which has been adopted in accordance with SEC rules, restricts the private investment activities of Officers, Directors and key advisory personnel and a wide range of employees of the Fund's investment adviser.

     [** 50] If the proposal is approved, the Fund will be able to invest in issuers without regard to whether the Officers or Directors of the Fund or its adviser own any securities of those issuers. However, because of the types of securities purchased by the Fund, it is highly unlikely that the Fund will purchase securities of any issuers whose securities are owned in material amounts by Officers or Directors of the Fund or its adviser.

              [THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE FUND

PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING]

     [** 51] The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Annual Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals, except the election of Directors and the ratification of the selection of the Auditors.

     [** 52] Only shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

     [** 53] Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Annual Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

     [** 54] In order to hold the Annual Meeting, a "quorum"["QUORUM"] of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

     [** 55] For purposes of determining a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes"["NON-VOTES"] (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no"["NO"] vote for purposes of obtaining the requisite approval of some of the proposals.

     [** 56] If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they were authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement [PROXY STATEMENT] prior to any such adjournment if sufficient votes have been received for approval.

     As referred to above, "The Funds" or "Funds"[IN THIS PROXY STATEMENT, THE "FEDERATED FUND COMPLEX," "THE FUNDS" OR "FUNDS"] includes the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

SHARE OWNERSHIP OF THE FUND [DIRECTORS]

     Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Fund: [INSERT 5% HOLDERS] [MERRILL LYNCH PIERCE FENNER & SMITH, JACKSONVILLE, FL, ACTING IN VARIOUS CAPACITIES ON BEHALF OF ITS CUSTOMERS, OWNED APPROXIMATELY 1,672,392.8840 CLASS C SHARES (24.15%) AND 1,179,286.1660 (21.55%).]

DIRECTOR COMPENSATION




                               AGGREGATE
NAME,                        COMPENSATION
POSITION WITH                    FROM                        TOTAL COMPENSATION PAID
FUND                         FUND*[FUND1]#                      FROM FUND COMPLEX+

John F. Donahue[*@]               $0            $0 for the Fund and
               ====
President and Director                          56 other investment companies in the Fund Complex

Thomas G. Bigley              $2,253.82         $_______[$113,860.22] for the Fund and
                                                        =============
Director                                        56 other investment companies in the Fund Complex

John T. Conroy, Jr.           $2,479.56         $_______[$125,264.48] for the Fund and
                                                        =============
Director                                        56 other investment companies in the Fund Complex

William J. Copeland           $2,479.56         $_______[$125,264.48] for the Fund and
                                                        =============
Director                                        56 other investment companies in the Fund Complex

J. Christopher Donahue[*]         $0            $-0- for the Fund and
                      ===
Executive Vice President                        56 other investment companies in the Fund Complex
  and Director

James E. Dowd                 $2,479.56         $_______[$125,264.48] for the Fund and
                                                        =============
Director                                        56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.[*]    $2,253.82         $_______[$113,860.22] for the Fund and
Director                                        56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.[@]    $2,479.56         $_______[$125,264.48] for the Fund and
Director                                        56 other investment companies in the Fund Complex

Peter E. Madden               $2,253.82         $_______[$113,860.22] for the Fund and
                                                        =============
Director                                        56 other investment companies in the Fund Complex

John E. Murray, Jr.           $2,253.82         $_______[$113,860.22] for the Fund and
                                                        =============
Director                                        56 other investment companies in the Fund Complex

Wesley W. Posvar              $2,253.82         $_______[$113,860.22] for the Fund and
                                                        =============
Director                                        56 other investment companies in the Fund Complex

Marjorie P. Smuts             $2,253.82         $_______[$113,860.22] for the Fund and
                                                        =============
Director                                        56 other investment companies in the Fund Complex


*[1] Information is furnished for the fiscal year ended March 31, 1998.

     # The aggregate compensation is provided for the Fund which is comprised of one portfolio.

+The[+ THE] information is provided for the last calendar year.

     [* THIS DIRECTOR IS DEEMED TO BE AN "INTERESTED PERSON" AS DEFINED IN THE 1940 ACT.

@ MEMBER OF THE EXECUTIVE COMMITTEE.]

     During the fiscal year ended March 31, 1998, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Fund. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

     [THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS HANDLES THE RESPONSIBILITES OF THE BOARD BETWEEN MEETINGS OF THE BOARD.] Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent public accountants. The specific functions of the Audit Committee include recommending the engagement or retention of the independent public accountants, reviewing with the independent public accountants the plan and the results of the auditing engagement, approving professional services provided by the independent public accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors [PUBLIC ACCOUNTANTS], reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

     Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended March 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE FUND

     The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Fund and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: July 28, 1924

President and Director

     Chairman and Trustee [CHIEF EXECUTIVE OFFICER AND DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; CHAIRMAN AND DIRECTOR], Federated Investors, [INC.; CHAIRMAN AND TRUSTEE,] Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd. ; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J.Christopher [J. CHRISTOPHER] Donahue, Executive

Vice President of the Fund.

J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

     President and Trustee [OR EXECUTIVE VICE PRESIDENT OF THE FEDERATED FUND COMPLEX; DIRECTOR OR TRUSTEE OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; PRESIDENT AND DIRECTOR], Federated Investors, [INC.; PRESIDENT AND TRUSTEE,] Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F.

Donahue, Chairman [PRESIDENT] and Director of the Fund.

Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

     Vice Chairman, Treasurer, and Trustee, Federated Investors [TRUSTEE OR DIRECTOR OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; PRESIDENT, EXECUTIVE VICE PRESIDENT AND TREASURER OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; VICE CHAIRMAN, FEDERATED INVESTORS, INC.]; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

     [EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE FEDERATED FUND COMPLEX;] Executive Vice President, Secretary, and Trustee, [DIRECTOR,] Federated Investors[, INC.]; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

     [PRESIDENT OR VICE PRESIDENT OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; DIRECTOR OR TRUSTEE OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX;] Executive Vice President and Trustee, Federated Investors[, INC.]; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

     None of the Officers of the Fund received salaries from the Fund during the fiscal year ended March 31, 1998.

     FEDERATED SERVICES COMPANY, A SUBSIDIARY OF FEDERATED INVESTORS, IS THE FUNDS ADMINISTRATOR AND PROVIDES ADMINISTRATIVE PERSONNEL AND SERVICES TO THE FUND FOR A FEE AS DESCRIBED IN THE PROSPECTUS. FOR THE FISCAL YEAR ENDED MARCH 31, 1998, FEDERATED SERVICES COMPANY EARNED $1,630,734.

     FEDERATED SECURITIES CORP., A SUBSIDIARY OF FEDERATED INVESTORS, INC., IS THE PRINCIPAL DISTRIBUTOR OF THE FUNDS SHARES. FEDERATED SECURITIES CORP. RECEIVES NO COMPENSATION FROM THE FUND FOR ITS SERVICES.

     OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement [PROXY STATEMENT] for the next meeting of shareholders should send their written proposals to Federated American Leaders Fund, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.


                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary

                                                                January 25, 1999



                      FEDERATED AMERICAN LEADERS FUND, INC.

INVESTMENT ADVISER

FEDERATED ADVISERS

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Cusip

(_____/99)

     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated American Leaders Fund, Inc. (the "Fund")["FUND")] hereby appoint Patricia F. Conner, Gail Cagney, Susan M. Jones, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on March 26, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

     The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED AMERICAN LEADERS FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"["FOR"] THE PROPOSALS.

BY CHECKING THE BOX "FOR"["FOR"] BELOW, YOU WILL VOTE TO APPROVE EACH OF
THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE FUND

                             FOR                   [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY,  JOHN T. CONROY,  JR.,
               JOHN F. CUNNINGHAM,  PETER E. MADDEN, CHARLES F. MANSFIELD, JR.,
               JOHN E. MURRAY,  JR. AND JOHN S. WALSH AS DIRECTORS OF THE FUND
                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

     If you do not wish your shares to be voted "FOR"["FOR"] a particular nominee, mark the "For["FOR] All Except"[EXCEPT"] box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S
               INDEPENDENT PUBLIC ACCOUNTANTS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3     TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         3(A) TO APPROVE AMENDING THE FUND'S FUNDAMENTAL INVESTMENT POLICY WITH REGARD TO DIVERSIFICATION OF ITS INVESTMENTS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(B) TO APPROVE MAKING NON-FUNDAMENTAL, AND AMENDING, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN RESTRICTED SECURITIES
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(C) TO APPROVE AMENDING THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING TO PERMIT THE PURCHASE OF SECURITIES WHILE BORROWINGS ARE OUTSTANDING
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(D) TO APPROVE MAKING NON-FUNDAMENTAL, AND AMENDING, THE FUND'S FUNDAMENTAL INVESTMENT POLICY TO PERMIT THE FUND TO INVEST IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(E) TO APPROVE MAKING NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY PROHIBITING INVESTMENT IN SECURITIES TO EXERCISE CONTROL OF AN ISSUER
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(F) TO APPROVE MAKING NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING THE DESCRIPTION OF "THE LEADERS LIST"
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(G) TO APPROVE AMENDING THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT IN REAL ESTATE
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4     TO ELIMINATE CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT
               POLICIES:

         4(A) TO APPROVE REMOVING THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN NEW ISSUERS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         4(B) TO APPROVE REMOVING THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS
               AND DIRECTORS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible[.
                                          DATED] mark with an X in the box.

                                          Signature

                                          Signature (Joint Owners)

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

     YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONING 1-800-_________[SHARES BY TOUCHTONE PHONE BY CALLING 1-800-890-8903], OR THROUGH THE INTERNET AT PROXYVOTE.COM [WWW.PROXYVOTE.COM].